Vanguard(R) PRIMECAP Fund
[Cover Art]
Annual Report
August 31, 2002
The Vanguard Group(R)

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer
[PHOTO--JOHN J. BRENNAN]

Summary
* Vanguard PRIMECAP Fund's Investor Shares posted a -23.3% return for the 2002 fiscal year, lagging the results of the average peer mutual fund and the S&P 500 Index.
* Virtually no sector escaped the stock market's downturn, but technology shares declined more than most.
* The fund's holdings in technology, its largest sector commitment, hurt both absolute and relative returns for the 12 months.

Contents
  1 Letter from the Chairman
  5 Notice to Shareholders
  6 Report from the Adviser
  9 Fund Profile
 10 Glossary of Investment Terms
 11 Performance Summary
 13 Your Fund's After-Tax Returns
 14 Financial Statements

LETTER FROM THE CHAIRMAN

Fellow Shareholder,
Almost no sector escaped the stock market's downturn during the 12 months ended August 31, 2002. In that difficult environment, Vanguard(R) PRIMECAP Fund's Investor Shares posted a disappointing fiscal-year return of -23.3%, which was lower than the returns of the average peer fund and the fund's unmanaged benchmark, the Standard & Poor's 500 Index.
     With $1 out of every $4 of fund assets in tech stocks--nearly twice the technology weighting in the index--the fund's performance was hurt because tech was one of the year's worst-performing sectors.

---------------------------------------------
2002 Total Returns        Fiscal Year Ended
                                  August 31
---------------------------------------------
Vanguard PRIMECAP Fund
  Investor Shares                    -23.3%
  Admiral Shares*                    -17.3
Average Multi-Cap Core Fund**        -18.1
S&P 500 Index                        -18.0
---------------------------------------------
*Return since inception on November 12, 2001.
**Derived from data provided by Lipper Inc.
---------------------------------------------

     The adjacent table compares your fund's total return (capital change plus reinvested dividends) with those of the average multi-capitalization core fund and the S&P 500 Index.
     Information on your fund's distributions during the period and its starting and ending net asset values is presented in the table on page 4. If you own Vanguard PRIMECAP Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

SLUGGISH ECONOMY, UNPRECEDENTED SHOCKS PLAGUED STOCKS
The past 12 months were perhaps the toughest stretch so far in the stock market downturn that began in March 2000. It was an extraordinarily volatile period, with weeks of harrowing declines punctuated by percussive rallies. Ultimately, the broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index, returned -16.6%. (Since its peak in March 2000, the stock market has declined -41.3%.) Although most sectors of the market, both at home and abroad, registered declines, small-cap stocks and value issues did better than large growth stocks.
     Neither the economic climate nor the psychological climate gave stock prices any support. After a brief recession, economic growth resumed in the fourth quarter of 2001, but by mid-2002, the recovery seemed to be sluggish, raising concern about corporate America's earnings prospects.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A LOWER-COST SHARE CLASS FOR INVESTORS WHOSE LARGE OR LONG-STANDING ACCOUNTS PROVIDE ECONOMIES OF SCALE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET BAROMETER                                   Average Annual Total Returns
                                                  Periods Ended August 31, 2002
                                               ---------------------------------
                                                  One         Three         Five
                                                 Year         Years        Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                -17.5%         -9.6%         1.8%
Russell 2000 Index (Small-caps)                -15.4          -1.7         -0.3
Wilshire 5000 Index (Entire market)            -16.6          -9.3          1.2
MSCI All Country World Index Free
 ex USA (International)                        -13.1         -10.1         -2.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      8.1%          9.3%         7.8%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index              6.8           7.9          6.5
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        2.1           4.3          4.5
================================================================================
CPI
Consumer Price Index                             1.8%          2.6%         2.4%
--------------------------------------------------------------------------------

     The psychological climate was especially tough. The September 2001 terrorist attacks marked an unprecedented blow to the nation's sense of security, while geopolitical tensions simmered to a boil in Asia and the Middle East. Within the financial markets, accounting fraud at several high-profile companies raised doubts among investors about the integrity of corporate financial statements.

* Bond Investors Benefited From a Flight to Safety
In this unsettled environment, investors placed a premium on safety, which meant good returns from bonds, particularly super-safe U.S. Treasury bonds. Investor demand drove bond prices--and total returns--higher. During your fund's 2002 fiscal year, the Lehman Brothers Aggregate Bond Index, a barometer of the investment-grade taxable bond market, returned 8.1%.
     The flip side of rising bond prices is declining bond yields. During the period, the yield of the benchmark 10-year U.S. Treasury note declined by 69 basis points (0.69 percentage point) to 4.14%, its lowest point since November 1964. The yield of the 3-month U.S. Treasury bill, a proxy for money market rates, fell 169 basis points (1.69 percentage points) to 1.67%.

Technology  Holdings  Hampered Your Fund's  Performance
The 12-month record of Vanguard PRIMECAP Fund's Investor Shares was uncharacteristically subpar, both in absolute and relative terms. Our -23.3% total return was about 5 percentage points lower than those of our average peer and the S&P 500 Index.
     As mentioned earlier, the main source of our underperformance was the fund's tech stocks, which constituted about 27% of assets on average--by far the fund's biggest sector commitment. In the broad market, only energy-related companies and utilities, which include cable and telecommunications companies, had steeper overall declines than the tech sector. To compound matters, our tech shares fell even further than those in the S&P 500 Index, declining -44% versus a -32% drop in the index.

     The fund's underweighting in the financial services and consumer staples sectors also hurt its relative performance: Consumer staples was the one sector that had positive returns in both the fund and the index. In addition, some poor stock selections in the consumer discretionary sector, a group that contains many retailers and entertainment companies, contributed to the fund's subpar return. These factors more than offset the superior performance of the fund's holdings in several other sectors, including health care.
     For further details on the fund's performance and its individual securities, please see the Report from the Adviser on page 6.

--------------------------------------------------------------------------------
AN INVESTMENT MADE TEN YEARS AGO IN THE PRIMECAP FUND WOULD HAVE EARNED 75% MORE BY NOW THAN A SIMILAR INVESTMENT IN THE AVERAGE PEER FUND.
--------------------------------------------------------------------------------

YOUR FUND POSTS A SOLID LONG-TERM RECORD
Obviously, your fund's results for the 12 months are disappointing. That said, we have great confidence in PRIMECAP Management Company, whose long-term record as the fund's investment adviser is impressive.
     Despite the current bear market for stocks--now in its third year, the longest downturn of the post-World War II era--the PRIMECAP Fund delivered a stellar annualized return of 15.2% over the decade ended August 31, 2002. That is more than 6 percentage points better than the return of the fund's average competitor and almost 5 percentage points more than that of the S&P 500 Index. As the table below shows, an initial investment of $25,000 in the fund ten years ago would have grown to $103,026--or 75% more than the result of a similar investment in the average peer fund.
     We don't expect the fund to outperform its average peer by such a wide margin in the future, but we believe that our investment adviser's proven money-management skills will help us meet our goal of providing long-term returns that are better than those of similar funds.
     We have another significant edge over our competitors--Vanguard's low costs. Your fund's annualized expense ratio (operating expenses as a percentage of average net assets) of 0.49% for its Investor Shares is a fraction of the 1.68% charged by the average peer fund. Costs compound and erode your earnings over the long run. For example, if the PRIMECAP Fund's expense ratio were 1 percentage point higher in our

--------------------------------------------------------------------------------
TOTAL RETURNS                                             Ten Years Ended
                                                            August 31, 2002
                                                 -------------------------------
                                                   Average        Final Value of
                                                    Annual             a $25,000
                                                    Return    Initial Investment
--------------------------------------------------------------------------------
PRIMECAP FUND
  Investor Shares                                    15.2%              $103,026
Average Multi-Cap Core Fund                           8.9                 58,764
S&P 500 Index                                        10.4                 67,160
--------------------------------------------------------------------------------
hypothetical ten-year investment, the final result would be about $9,000 less. That difference is more than one-third of the $25,000 initial investment. While you have no control over the direction of the financial markets, you do have control over the costs of owning your investments.

WEIGHING RISKS VERSUS RETURNS
Stocks have registered disappointing returns for many months now, and although bond and money market funds have provided relatively strong results, their yields are near historical lows. So it's understandable if today's investors are a bit confused about what course to take.
     We believe that the most prudent approach today is the same as it was three, five, or ten years ago: Build and maintain a portfolio that is diversified across market segments and asset classes--stocks, bonds, and cash--in a mix appropriate for your financial objectives, time horizon, and tolerance for risk. Let these factors, not market noise, dictate your investment plan. Trying to time the market is a futile exercise that more often detracts from, rather than adds to, your bottom line over the long run.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
September 13, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2001-AUGUST 31, 2002

                                                        Distributions Per Share
                                                       -------------------------
                          Starting           Ending         Income       Capital
                       Share Price      Share Price      Dividends         Gains
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund
 Investor Shares            $51.90           $39.51         $0.260        $0.135
 Admiral Shares              50.00*           41.00          0.275         0.140
--------------------------------------------------------------------------------
*Since inception on November 12, 2001.

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.
     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, VANGUARD.COM, or by calling Vanguard at 1-800-992-0833.
     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
The Investor Shares of Vanguard PRIMECAP Fund returned -23.3% during the 2002 fiscal year, lagging the results of the S&P 500 Index and the average multi-cap core mutual fund. It was a difficult 12 months for the PRIMECAP Fund primarily because of the poor performance of technology-related stocks, which accounted for more than one-fourth of our assets during the period.

THE  INVESTMENT ENVIRONMENT
When the fiscal year began, it appeared as though speculative excesses had been largely wrung out of many businesses and the financial markets. And though the stock market correction was nearly 18 months old, we began to see some cause for optimism about the economy, corporate profits, and, ultimately, stock returns.
     But less than two weeks later, everything changed. The attacks of September 11, 2001, lengthened and deepened the recession, and they prompted further monetary easing by the Federal Reserve Board and fiscal stimulus by Congress.
     The financial markets were quickly beset by additional problems. As concern over the threat of terrorism seemed to be subsiding, accounting troubles surfaced at major companies, as the Enron debacle became a national spectacle. Enron's fall was the first in a series of high-profile corporate collapses, which together roiled the stock market and dealt a severe blow to investor confidence that lingered throughout the rest of the fiscal year.
     As the fiscal year drew to a close, the stock market was near a five-year low, largely because of concerns about possible new terrorist attacks in the United States, continued geopolitical tensions in the Middle East, speculation about a conflict with Iraq, and further revelations about corrupt corporate accounting and governance. Moreover, mixed economic data and cautious management commentary during the second-quarter earnings season indicated a moderating economic recovery and revived concerns about the implications of a "double-dip" recession.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY SELECTING STOCKS WITH PRICES LOWER THAN THE FUNDAMENTAL VALUE OF THE UNDERLYING COMPANIES, BASED ON THE INVESTMENT ADVISER'S ASSESSMENT OF SUCH FACTORS AS THEIR INDUSTRY POSITIONS, GROWTH POTENTIAL, AND EXPECTED PROFITABILITY.
--------------------------------------------------------------------------------

     The stock market's weakness, which is un-precedented for any recovery in more than 80 years, is sapping the confidence of both consumers and businesspeople. This could become a major threat to any sustained improvement in business investment or continued strength in consumer spending.

OUR SUCCESSES
Our health care stocks were our best performers during fiscal 2002. Though our weighting in the sector was similar to that of the S&P 500 Index (about 13% of fund assets and 14% of index assets, on average), the return of our health care stocks was far better, albeit still negative. Our holdings in the sector returned -0.5% for the 12 months, while the S&P 500 sector was down sharply at -15.6%. Pharmacia, the fund's largest holding at nearly 6% of assets, led the way, returning 18.7%. (In July, drug giant Pfizer agreed to buy Pharmacia for about $60 billion.) Guidant, a maker of cardiovascular devices, also performed well, as did the Swiss pharmaceutical giant Novartis.
     Our relative performance was aided by a cash position that averaged nearly 9% of assets during the 12 months.

OUR SHORTFALLS
Unfortunately, our shortfalls far outweighed our successes during fiscal 2002. A big culprit was the technology sector, which struggled mightily during the period. Our stake in tech-related stocks averaged 27%, well above the S&P 500 Index's 15% stake. As a group, our tech stocks fell about -44%. Remarkably, five of our significant tech holdings declined more than -30% during the 12 months:
Adobe Systems (-40.1%), Micron Technology (-54.1%), Texas Instruments (-40.3%), Intel (-40.2%), and Motorola (-30.3%).
     WorldCom, which accounted for less than 1% of our assets when the fiscal year began, also detracted from our 12-month return. In short, we had believed that WorldCom was positioned to be one of the survivors from the telecommunications shakeout. We were not, however, aware of the accounting fraud that was revealed after we bought the shares. We eliminated the stock from the fund over the summer.
     Our holdings in the consumer discretionary sector (notably General Motors Class H shares--the GM subsidiary that owns DIRECTV--and Eastman Kodak) also detracted from our results.
     We note that most of the damage occurred late in the period. In fact, through the first half of the fiscal year, the fund returned -2.4%. But as the declines among tech stocks accelerated in the summer, our losses deepened; the fund returned -17.6% during the final three months of the period, compared with -13.8% for the S&P 500 Index. Another reason for our poor fourth-quarter performance (and our subpar relative performance during the fiscal year) was that we had almost no exposure to consumer staples companies--the beverage and food firms that play a defensive role in tough times--which fared well during the period. As we noted in our letter to you six months ago, we avoided this sector because we have positioned the portfolio for an economic recovery. When the recovery comes, we believe it will disproportionately benefit other sectors.

     Finally, we had a relatively light commitment to financial services stocks, which held up better than other sectors, although they too declined.

OUR OUTLOOK
The key for the market in the near term will be to see significant profit growth in the "old economy" sectors--basic materials, industrials, and transportation. So far, industrial production has increased at a slow 2%-3% annual rate, but in our opinion a rebuilding of inventories is still to come. Consumer spending has remained strong, in part because of the low level of interest rates, but it's unclear whether the strength can continue. Overall, we expect that an economic recovery will ensue, but it is now clear that the improvement has been delayed.
     During the rest of this calendar year, investors should expect some recovery in the most depressed areas of the market (health care, technology, and telecommunications.) Also, there is a window of opportunity for stocks to move higher, aided by buoyant liquidity and improving earnings. (It's important to note that some of this improvement will probably be the result of "easy" comparisons against year-ago levels, when the markets were depressed by the fallout from September 11.) The fund is overweighted in technology and industrials (auto & transportation companies and some manufacturers), which we expect to benefit when capital spending eventually picks up.
     We continue to believe that the airline industry is a vital component in the U.S. economy, but we see extraordinary risk in airline stocks. The terrorist attacks, the sluggish economy, increased competition over fares, and uncertainty about future labor agreements have combined to create a very difficult environment for the major carriers. That said, we believe that the companies that weather this storm will be very well positioned and will turn out to be very strong investments.
     Valuations remain an obstacle, given the decline in the U.S. dollar and the deteriorating economic situation, both of which point to an unfavorable picture for interest rates and general downward pressure on price/earnings ratios. Confidence will be reinforced if, as we expect, equities enjoy a cyclical bounce in 2003. But the problem is that investors are likely to be disappointed with the returns over the next several years.

Howard B. Schow                                         Theo A. Kolokotrones
Portfolio Manager                                          Portfolio Manager

Joel P. Fried
Portfolio Manager

PRIMECAP Management Company
September 13, 2002

Fund Profile                                               As of August 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 10.

PRIMECAP Fund
-------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                    S&P
                                      Fund          500
-------------------------------------------------------
Number of Stocks                       122          500
Median Market Cap                   $11.3B       $47.1B
Price/Earnings Ratio                 44.6x        23.7x
Price/Book Ratio                      2.2x         3.0x
Yield                                              1.7%
 Investor Shares                      0.6%
 Admiral Shares                       0.7%
Return on Equity                     17.5%        23.3%
Earnings Growth Rate                 10.1%         9.8%
Foreign Holdings                      8.1%         0.3%
Turnover Rate                          11%           --
Expense Ratio                                        --
 Investor Shares                     0.49%
 Admiral Shares                      0.38%*
Cash Investments                      6.6%           --
-------------------------------------------------------

-------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Pharmacia Corp.            5.9%
 (pharmaceuticals)
FedEx Corp.                5.2
 (air transportation)
Novartis AG ADR            3.4
 (pharmaceuticals)
Phillips Petroleum Co.     3.2
 (oil)
Guidant Corp.              3.1
 (medical)
Microsoft Corp.            3.0
 (software)
Texas Instruments, Inc.    3.0
 (electronics)
Union Pacific Corp.        2.7
 (railroad)
Adobe Systems, Inc.        2.7
 (software)
Micron Technology, Inc.    2.3
 (electronics)
-------------------------------
Top Ten                   34.5%
-------------------------------

---------------------------
VOLATILITY MEASURES
                       S&P
              Fund     500
---------------------------
R-Squared     0.67    1.00
Beta          1.09    1.00
---------------------------

---------------------
INVESTMENT FOCUS
[CHART]
Market Cap--Large
Style--Growth
---------------------

-------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                       S&P
                              Fund     500
-------------------------------------------
Auto & Transportation         13.6%    2.8%
Consumer Discretionary        17.2    13.7
Consumer Staples               0.0     8.8
Financial Services             4.2    22.3
Health Care                   16.6    14.4
Integrated Oils                5.5     4.7
Other Energy                   3.7     1.4
Materials & Processing         5.0     3.
Producer Durables              6.2     3.5
Technology                    22.6    13.1
Utilities                      0.8     6.8
Other                          4.6     5.3
------------------------------------------

Visit our website at
www.vanguard.com
for regularly updated fund information.

*Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                        As of August 31, 2002

All of the data on this page and the next page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


PRIMECAP Fund
--------------------------------------------------------------------------------
Cumulative Performance August 31, 1992-August 31, 2002
[CHART]

                                   Average Annual Total Returns
                                  Periods Ended August 31, 2002
                                --------------------------------     Final Value
                                    One        Five         Ten     of a $25,000
                                   Year       Years       Years       Investment
--------------------------------------------------------------------------------
PRIMECAP Fund Investor Shares*  -24.04%       4.74%      15.21%         $103,026
Average Multi-Cap Core Fund**    -18.05        0.82        8.92           58,764
S&P 500 Index                    -17.99        1.74       10.39           67,160
--------------------------------------------------------------------------------

                                                                     Final Value
                                         Return Since              of a $250,000
                                           InceptionY                 Investment
PRIMECAP Fund Admiral Shares*                 -18.17%                   $204,577
S&P 500 Index                                  -17.09                    207,275
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) August 31, 1992-August 31, 2002

Fiscal Year   Total Return  S&P 500 Index
   1993          30.9          15.2
   1994          16.3           5.5
   1995          32.3          21.4
   1996           7.8          18.7
   1997          50.5          40.6
   1998            -5           8.1
   1999          63.2          39.8
   2000          44.1          16.3
   2001         -26.4         -24.4
   2002         -23.3           -18
--------------------------------------------------------------------------------

*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
YNovember 12, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

                                                               Ten Years
                                           One    Five  ------------------------
                       Inception Date     Year   Years  Capital   Income   Total
--------------------------------------------------------------------------------
PRIMECAP Fund
 Investor Shares            11/1/1984   -21.84%   8.71%   15.22%    0.71% 15.93%
  Fee-Adjusted Returns*                 -22.62    8.71    15.22     0.71  15.93
Admiral Shares             11/12/2001    -9.77**    --       --       --     --
  Fee-Adjusted Returns*                 -10.66**    --       --       --     --
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Return since inception.

--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                       Periods Ended August 31, 2002

                                         One Year*     Five Years      Ten Years
                                        ----------------------------------------
PRIMECAP Fund Investor Shares
 Returns Before Taxes                      -24.04%          4.74%         15.21%
 Returns After Taxes on Distributions      -24.27           3.48          13.98
 Returns After Taxes on Distributions
  and Sale of Fund Shares                  -14.72           3.79          12.91
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.

FINANCIAL STATEMENTS                                       As of August 31, 2002

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                 Market
                                                                 Value*
PRIMECAP FUND                                      Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.4%)
--------------------------------------------------------------------------------
Auto & Transportation (12.7%)
(1) FedEx Corp.                                16,096,000       762,146
    Union Pacific Corp.                         6,506,500       393,969
    Southwest Airlines Co.                     14,459,737       205,473
(1) Delta Air Lines, Inc.                       9,464,700       166,295
*(1)AMR Corp.                                   9,500,000        96,805
    United Parcel Service, Inc.                 1,200,000        76,692
*(1)Alaska Air Group, Inc.                      2,540,000        62,052
(1) Airborne, Inc.                              3,400,000        43,724
    ArvinMeritor, Inc.                          1,800,600        42,116
    Fleetwood Enterprises, Inc.                 1,238,100         6,005
                                                            -----------
                                                              1,855,277
                                                            -----------

Consumer Discretionary (16.1%)
*   General Motors Corp. Class H               30,952,093       318,497
    TJX Cos., Inc.                             11,200,000       221,536
*(1)Sabre Holdings Corp.                        8,102,211       218,030
    Eastman Kodak Co.                           6,767,800       206,689
    Lowe's Cos., Inc.                           4,508,600       186,566
*(1)Robert Half International, Inc.             9,765,100       169,131
    Target Corp.                                4,469,000       152,840
*   AOL Time Warner Inc.                        8,956,100       113,295
*   Costco Wholesale Corp.                      2,900,000        96,889
*   Best Buy Co., Inc.                          4,100,000        86,920
    The Walt Disney Co.                         4,600,000        72,128
*(1)The Neiman Marcus
      Group, Inc. Class A                       2,246,800        65,606
*   Liberty Media Corp.                         7,500,000        62,700
    Manpower Inc.                               1,829,400        60,590
    Carnival Corp.                              2,230,000        54,568
    Washington Post Co. Class B                    75,000        48,525
    News Corp. Ltd. ADR                         2,472,000        45,238
    The McClatchy Co. Class A                     700,000        40,390
*(1)The Neiman Marcus
     Group, Inc. Class B                        1,028,811        28,004
    The Gap, Inc.                               2,200,000        25,806
*   Abercrombie & Fitch Co.                       700,000        15,960
    Tiffany & Co.                                 642,000        15,922
*   Accenture Ltd.                                796,000        13,094
    NIKE, Inc. Class B                            300,000        12,954
    Royal Caribbean Cruises, Ltd.                 587,000        10,390
    RadioShack Corp.                              300,000         6,537
*   GC Cos.                                       200,000            52
                                                           ------------
                                                              2,348,857
                                                           ------------

Financial Services (3.9%)
    The Chubb Corp.                             2,750,000       170,197
    Bank One Corp.                              3,450,000       141,277
    Jefferson-Pilot Corp.                       1,500,000        63,180
    Transatlantic Holdings, Inc.                  843,750        61,147
    American International Group, Inc.            700,000        43,960
    The Bank of New York Co., Inc.              1,100,000        38,665
    Torchmark Corp.                               950,000        35,483
    St. Paul Cos., Inc.                           250,000         7,605
    Lincoln National Corp.                        200,000         7,410
                                                           ------------
                                                                568,924
                                                           ------------

--------------------------------------------------------------------------------
                                                                 Market
                                                                 Value*
                                                   Shares         (000)
--------------------------------------------------------------------------------
Health Care (15.5%)
    Pharmacia Corp.                            19,807,281       865,578
    Novartis AG ADR                            12,411,900       502,061
*   Guidant Corp.                              12,271,264       451,582
    Medtronic, Inc.                             3,465,000       142,689
*   Biogen, Inc.                                2,550,000        85,425
*   Genzyme Corp.-General Division              4,000,000        82,720
    Eli Lilly & Co.                             1,100,000        63,855
    Aetna Inc.                                    841,700        35,865
*(1)Sepracor Inc.                               4,250,000        23,673
*   Applera Corp.-Celera
     Genomics Group                             1,073,600        10,145
*   Amgen, Inc.                                    42,000         1,891
                                                           ------------
                                                              2,265,484
                                                           ------------

Integrated Oils (5.2%)
Phillips Petroleum Co.                          8,900,000       467,962
Amerada Hess Corp.                              3,860,000       282,166
                                                           ------------
                                                                750,128
                                                           ------------

Other Energy (3.5%)
    Anadarko Petroleum Corp.                    4,974,600       222,066
(1) Noble Energy, Inc.                          3,600,000       120,060
(1) Pogo Producing Co.                          3,260,000       107,091
    El Paso Corp.                               3,600,000        60,876
                                                           ------------
                                                                510,093
                                                           ------------

Materials & Processing (4.6%)
(1) Potash Corp. of
      Saskatchewan, Inc.                        2,861,200       173,417
    Sigma-Aldrich Corp.                         2,500,000       127,500
    Engelhard Corp.                             4,233,400       110,746
    Temple-Inland Inc.                          1,345,000        68,797
    Monsanto Co.                                3,523,936        64,735
(1) Granite Construction Co.                    3,150,000        57,645
    OM Group, Inc.                                700,000        36,911
(1) MacDermid, Inc.                             1,701,000        35,109
    MeadWestvaco Corp.                             35,000           815
                                                           ------------
                                                                675,675
                                                           ------------

Producer Durables (5.8%)
    Caterpillar, Inc.                           5,770,000       251,803
    Deere & Co.                                 2,848,500       130,803
*   Lexmark International, Inc.                 2,744,700       129,550
*(1)Tektronix, Inc.                             6,629,600       115,090
*(1)Plantronics, Inc.                           4,701,500        86,319
    Kennametal, Inc.                            1,260,000        43,785
    Donaldson Co., Inc.                           800,000        30,256
*   Agilent Technologies, Inc.                  1,220,480        16,391
*   Mykrolis Corp.                              1,908,613        13,856
    Pall Corp.                                    750,000        12,675
*   Dionex Corp.                                  429,100        11,504
                                                           ------------
                                                                842,032
                                                           ------------

Technology (21.1%)
*   Microsoft Corp.                             8,815,000       432,640
    Texas Instruments, Inc.                    21,914,000       431,706
(1) Adobe Systems, Inc.                        19,510,000       392,151
*   Micron Technology, Inc.                    19,837,000       342,188
    Motorola, Inc.                             21,425,550       257,107
    Sony Corp. ADR                              5,500,000       239,305
    Intel Corp.                                12,830,000       213,876
    Hewlett-Packard Co.                        12,111,250       162,654
    Applera Corp.-Applied
     Biosystems Group                           5,258,600       104,173
(1) Millipore Corp.                             2,820,000        99,518
*(1)Rational Software Corp.                   10,950,000        74,460
*   LM Ericsson Telephone Co.
    ADR Class B                                86,977,776        63,494
*(1)Citrix Systems, Inc.                        9,700,000        61,110
*   Nortel Networks Corp.                      44,719,300        46,955
*   Tellabs, Inc.                               7,200,000        40,248
*(1)Coherent, Inc.                              1,700,000        34,493
    Symbol Technologies, Inc.                   3,430,900        31,290
*   Corning, Inc.                               8,920,300        17,841
*   Xilinx, Inc.                                  914,900        17,676
*   LSI Logic Corp.                             1,400,000        10,262
*   Symantec Corp.                                125,000         3,575
*   Evans & Sutherland
     Computer Corp.                               321,500         1,929
                                                           ------------
                                                              3,078,651
                                                           ------------

Utilities (0.7%)
    Sprint Corp.                                8,848,800       102,646
                                                           ------------

Other (4.3%)
*   Berkshire Hathaway Inc. Class B                30,000        73,200
    Miscellaneous (3.8%)                                        557,176
                                                           ------------
                                                                630,376
                                                           ------------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $13,666,780)                                       13,628,143
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Face        Market
                                                   Amount        Value*
PRIMECAP Fund                                       (000)         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.6%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.83%, 9/3/2002--Note G                         $ 16,380      $ 16,380
 1.85%, 9/3/2002                                  939,802       939,802
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $956,182)                                                956,182
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (Cost $14,622,962)                                          14,584,325
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets---Note C                                            64,847
Liabilities---Note G                                            (63,639)
                                                           ------------
                                                                  1,208
                                                           ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                           $14,585,533
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,991,929,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                 Amount
                                                                  (000)
--------------------------------------------------------------------------------
AT AUGUST 31, 2002, NET ASSETS CONSISTED OF:

Paid-in Capital--Note E                                     $15,128,915
Undistributed Net Investment Income---Note E                     30,182
Accumulated Net Realized Losses--Note E                        (534,927)
Unrealized Depreciation--Note F                                 (38,637)
--------------------------------------------------------------------------------
NET ASSETS                                                  $14,585,533
================================================================================

Investor Shares--Net Assets
Applicable to 334,489,188 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                  $13,216,047
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                 $39.51
================================================================================

Admiral Shares---Net Assets
Applicable to 33,399,451 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                   $1,369,486
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                  $41.00
================================================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                  PRIMECAP Fund
                                                     Year Ended August 31, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*                                                           $ 127,511
 Interest                                                                30,832
 Security Lending                                                           376
--------------------------------------------------------------------------------
  Total Income                                                          158,719
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B                                        31,593
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                       47,626
   Admiral Shares                                                         1,822
  Marketing and Distribution
   Investor Shares                                                        2,672
   Admiral Shares                                                            73
 Custodian Fees                                                             217
 Auditing Fees                                                               12
 Shareholders' Reports and Proxies
  Investor Shares                                                           440
  Admiral Shares                                                              2
 Trustees' Fees and Expenses                                                 20
--------------------------------------------------------------------------------
  Total Expenses                                                         84,477
  Expenses Paid Indirectly--Note D                                         (962)
--------------------------------------------------------------------------------
  Net Expenses                                                           83,515
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    75,204
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                (904,233)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                            (3,752,454)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(4,581,483)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $13,205,000 and ($100,168,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                 PRIMECAP Fund

                                    Year Ended       Jan. 1 to       Year Ended
                                 Aug. 31, 2002  Aug. 31, 2001*    Dec. 31, 2000
                                         (000)           (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                $ 75,204        $ 78,126        $ 176,463
 Realized Net Gain (Loss)             (904,233)        446,817        1,262,961
 Change in Unrealized Appreciation
  (Depreciation)                    (3,752,454)     (3,468,377)        (817,005)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations         (4,581,483)     (2,943,434)         622,419
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                      (90,882)         (7,122)        (166,715)
  Admiral Shares                        (3,771)             --               --
Realized Capital Gain**
  Investor Shares                      (47,192)       (138,858)      (1,350,981)
  Admiral Shares                        (1,920)             --                --
--------------------------------------------------------------------------------
  Total Distributions                 (143,765)       (145,980)      (1,517,696)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                    (1,340,697)        221,740        4,745,524
 Admiral Shares                      1,757,041              --               --
   Net Increase (Decrease) from
   Capital Share Transactions          416,344         221,740        4,745,524
--------------------------------------------------------------------------------
 Total Increase (Decrease)          (4,308,904)     (2,867,674)       3,850,247
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                18,894,437      21,762,111       17,911,864
--------------------------------------------------------------------------------
 End of Period                     $14,585,533     $18,894,437      $21,762,111
================================================================================
*The fund's fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
**Includes short-term gain distributions totaling $49,112,000, $7,121,000, and $129,665,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP Fund Investor Shares
-----------------------------------------------------------------------------------------------
                                    Year Ended   Jan. 1 to         Year Ended December 31,
For a Share Outstanding               Aug. 31,    Aug. 31,    ---------------------------------
Throughout Each Period                    2002       2001*    2000       1999      1998    1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $51.90      $60.38  $62.07     $47.66    $39.56  $30.08
Investment Operations
Net Investment Income                     .188         .21     .52        .26       .34     .21
Net Realized and Unrealized Gain (Loss)
  on Investments                       (12.183)      (8.28)   2.33      19.07      9.63   10.77
  Total from Investment Operations     (11.995)      (8.07)   2.85      19.33      9.97   10.98
-----------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income    (.260)       (.02)   (.49)      (.27)     (.35)   (.20)
 Distributions from Realized
  Capital Gains                          (.135)       (.39)  (4.05)     (4.65)    (1.52)  (1.30)
------------------------------------------------------------------------------------------------
  Total Distributions                    (.395)       (.41)  (4.54)     (4.92)    (1.87)  (1.50)
Net Asset Value, End of Period          $39.51      $51.90  $60.38     $62.07    $47.66   $39.56
================================================================================================
Total Return**                         -23.28%     -13.39%   4.47%     41.34%    25.44%   36.79%
================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)  $13,216     $18,894 $21,762    $17,912   $11,210   $8,186
 Ratio of Total Expenses to
  Average Net Assets                     0.49%       0.50%Y  0.48%      0.51%     0.51%    0.51%
 Ratio of Net Investment Income
  to Average Net Assets                  0.42%       0.58%Y  0.80%      0.50%     0.78%    0.69%
Portfolio Turnover Rate                    11%          7%     11%        19%       13%      13%
================================================================================================
*The fund's fiscal  year-end  changed from  December 31 to August 31,  effective
August 31, 2001.
**Total  returns do not reflect the 1% fee  assessed  on  redemptions  of shares purchased on or after April 23, 2001, and held for less than five years.
YAnnualized.

PRIMECAP Fund Admiral Shares
--------------------------------------------------------------------------------
                                                            Nov. 12, 2001* to
For a Share Outstanding Throughout The Period                   Aug. 31, 2002
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                                   .191
 Net Realized and Unrealized Gain (Loss) on Investments                (8.776)
--------------------------------------------------------------------------------
  Total from Investment Operations                                     (8.585)
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                   (.275)
 Distributions from Realized Capital Gains                              (.140)
--------------------------------------------------------------------------------
  Total Distributions                                                   (.415)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $41.00
================================================================================
Total Return**                                                        -17.35%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                  $1,369
 Ratio of Total Expenses to Average Net Assets                          0.38%Y
 Ratio of Net Investment Income to Average Net Assets                   0.52%Y
 Portfolio Turnover Rate                                                  11%
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years. YAnnualized.

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial statement purposes.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 2002, the investment advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2002, the fund had contributed capital of $2,842,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.84% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 2002, these arrangements reduced the fund's expenses by $962,000 (an annual rate of 0.01% of average net assets).

E. During the year ended August 31, 2002, the fund purchased $2,760,158,000 of investment securities and sold $1,750,281,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income. Accordingly, the fund has reclassified $8,167,000 from undistributed net investment income to paid-in capital.
     For federal tax purposes, capital gains required to be distributed in December 2001 included net gains realized through October 31, 2001. Subsequently, the fund realized capital losses of $534,085,000 which are available to offset future net capital gains.

F. At August 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $38,637,000, consisting of unrealized gains of $3,032,565,000 on securities that had risen in value since their purchase and $3,071,202,000 in unrealized losses on securities that had fallen in value since their purchase. G. The market value of securities on loan to broker/dealers at August 31, 2002, was $13,254,000, for which the fund held cash collateral of $16,380,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                         Year Ended            January 1 to           Year Ended
                    August 31, 2002         August 31, 2001    December 31, 2000
                  --------------------------------------------------------------
                       Amount  Shares       Amount    Shares     Amount   Shares
                        (000)   (000)        (000)     (000)      (000)    (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued           $ 3,012,776  62,742  $ 2,224,102    39,306 $6,063,577   89,135
 Issued in Lieu of
 Cash Distributions   134,959   2,676      142,896     2,660  1,484,196   23,985
Redeemed*          (4,488,432)(94,971)  (2,145,258)  (38,352)(2,802,249)(41,264)
 Net Increase (Decrease)--
  Investor Shares  (1,340,697)(29,553)     221,740     3,614  4,745,524   71,856
Admiral Shares
 Issued             1,899,341  36,539           --        --         --       --
 Issued in Lieu of
  Cash Distributions    5,148      98           --        --         --       --
Redeemed*            (147,448) (3,238)          --        --         --       --
 Net Increase (Decrease)--
  Admiral Shares    1,757,041  33,399           --        --         --       --
--------------------------------------------------------------------------------
*Net of redemption fees of $1,320,000 and $120,000 for 2002 and 2001, respectively (fund totals). The fund did not assess redemption fees in 2000.

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the "Fund") at August 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

October 7, 2002

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
 (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended August 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[graphic]
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

24
activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc.

All other marks are the exclusive property of their respective owners.

[Vanguard Ship Logo]
The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q590 102002